EX-99.77Q1(a) - Exhibits; Copies of any material amendments to the
		registrant's
                charter or by-laws
                ------------------


AMENDMENT NO. 53
TO THE
DECLARATION OF TRUST
OF
GOLDMAN SACHS TRUST


   This AMENDMENT NO. 53 to the AGREEMENT AND DECLARATION OF TRUST (the Declaration) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the Trust) is made by the Trustees named below as of May 21, 2009:

      WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto;

      WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate
Series;

      WHEREAS, the Trustees desire to remove certain Series of the Trust and their related Share Classes and remove
Service Shares for certain of the Series;

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration as follows:

    The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 81 Series: Goldman Sachs All Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs U.S.
 Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets
Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs
Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs
Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield
Municipal Fund, Goldman Sachs Enhanced Income Fund,
Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs
Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Structured Large
Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman
Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio,
Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional
Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional
Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman
Sachs-Financial Square Treasury Obligations Fund,
Goldman Sachs-Financial Square Money Market Fund,
Goldman Sachs-Financial Square Tax-Free Money Market Fund,
Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund
(the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:


Class A Shares:
-------------------
Goldman Sachs All Cap Growth Fund, Goldman Sachs Local
Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected
Securities Fund, Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015
Portfolio, Goldman Sachs Retirement Strategy 2020
Portfolio, Goldman Sachs Retirement Strategy 2030
Portfolio, Goldman Sachs Retirement Strategy 2040
Portfolio, Goldman Sachs Retirement Strategy 2050
Portfolio, Goldman Sachs Tax-Advantaged Global Equity
Portfolio, Goldman Sachs Enhanced Dividend Global
Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured
International Small Cap Fund, Goldman Sachs Structured
Emerging Markets Equity Fund, Goldman Sachs International
Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund,
Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund,
Goldman Sachs Municipal Income Fund, Goldman Sachs High
Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs
Core Fixed Income Fund, Goldman Sachs High Yield Municipal
Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs
Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs
Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
Goldman Sachs Capital Growth Fund, Goldman Sachs Small
Cap Value Fund, Goldman Sachs Concentrated Growth Fund,
Goldman Sachs Concentrated International Equity Fund,
Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs
Asia Equity Fund, Goldman Sachs Real Estate Securities
Fund, Goldman Sachs International Small Cap Fund, Goldman
Sachs Structured Large Cap Value Fund, Goldman Sachs
Strategic Growth Fund, Goldman Sachs Growth Opportunities
Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large
Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity
 Fund, Goldman Sachs Growth Strategy Portfolio, Goldman
Sachs Equity Growth Strategy Portfolio, Goldman Sachs
Balanced Strategy Portfolio and Goldman Sachs Growth and
 Income Strategy Portfolio.


Class B Shares:
-------------------
Goldman Sachs Structured Small Cap Value Fund, Goldman
Sachs Structured Small Cap Growth Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Core
 Plus Fixed Income Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs
Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund,
Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs
Structured U.S. Equity Fund, Goldman Sachs Structured
Small Cap Equity Fund, Goldman Sachs Structured International
 Equity Fund, Goldman Sachs Structured Large Cap Growth
Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs
Mid Cap Value Fund, Goldman Sachs Capital Growth Fund,
 Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated
International Equity Fund, Goldman Sachs Emerging Markets
 Equity Fund, Goldman Sachs Asia Equity Fund, Goldman
Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Tollkeeper
 Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Growth
 Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and
Goldman Sachs Growth and Income Strategy Portfolio.


Class C Shares:
-------------------
Goldman Sachs All Cap Growth Fund, Goldman Sachs Local
Emerging Markets Debt Fund, Goldman Sachs Absolute Return
Tracker Fund, Goldman Sachs Inflation Protected Securities
Fund, Goldman Sachs Structured International Tax-Managed
Equity Fund, Goldman Sachs Structured International Small
Cap Fund, Goldman Sachs Structured Emerging Markets Equity
Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman
Sachs Income Strategies Portfolio, Goldman Sachs Structured
Small Cap Value Fund, Goldman Sachs Structured Small Cap
Growth Fund, Goldman Sachs Strategic International Equity
Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman Sachs International
Real Estate Securities Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs U.S. Equity
Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs
Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets
Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs
 International Small Cap Fund, Institutional Liquid Assets
Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman
Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap
Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity
 Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and Income Strategy Portfolio.


Institutional Shares:
------------------------
Goldman Sachs All Cap Growth Fund, Goldman Sachs Local
Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities
Fund, Goldman Sachs Retirement Strategy 2010 Portfolio,
Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman
Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy
2050 Portfolio, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Structured International Tax-Managed Equity Fund, Goldman Sachs Structured International Small Cap Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Structured Small
Cap Value Fund, Goldman Sachs Structured Small Cap Growth
Fund, Goldman Sachs Strategic International Equity Fund,
Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core
Plus Fixed Income Fund, Goldman Sachs BRIC Fund, Goldman
Sachs International Real Estate Securities Fund, Goldman
Sachs Structured International Equity Flex Fund, Goldman
Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Ultra-Short
Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap
Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs
Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman
Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Structured Large Cap
Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio and Goldman Sachs Growth and
Income Strategy Portfolio.


Service Shares:
-------------------
Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Ultra-Short
Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free
Fund, Goldman Sachs Government Income Fund, Goldman
Sachs Municipal Income Fund, Goldman Sachs Core Fixed
Income Fund, Goldman Sachs High Yield Municipal Fund,
Goldman Sachs Global Income Fund, Goldman Sachs High
Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman
Sachs Capital Growth Fund, Goldman Sachs Structured U.S.
Equity Fund, Goldman Sachs Structured Large Cap Growth
Fund, Goldman Sachs Structured Small Cap Equity Fund,
Goldman Sachs Structured International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value
Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
Sachs Asia Equity Fund, Goldman Sachs International Small
Cap Fund, Goldman Sachs Real Estate Securities Fund,
Goldman Sachs Structured Large Cap Value Fund, Goldman
Sachs Strategic Growth Fund, Goldman Sachs Growth
Opportunities Fund, Goldman Sachs Tollkeeper Fund,
Goldman Sachs Large Cap Value Fund, Goldman Sachs
Structured Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money
Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.


Administration Shares:
----------------------------
Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund,
Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Enhanced Income Fund.


Preferred
Administration Shares:
----------------------------
Goldman Sachs-Financial Square Prime Obligations Fund,
Goldman Sachs-Financial Square Government Fund, Goldman
Sachs-Financial Square Treasury Obligations Fund,
Goldman Sachs-Financial Square Money Market Fund,
Goldman Sachs-Financial Square Tax-Free Money Market Fund,
Goldman Sachs-Financial Square Federal Fund and Goldman
Sachs-Financial Square Treasury Instruments Fund.


Cash Management
Shares:
-----------------------
Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt
California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Federal Portfolio.


Select Shares:
-----------------
Goldman Sachs-Financial Square Prime Obligations Fund,
Goldman Sachs-Financial Square Government Fund, Goldman
Sachs-Financial Square Treasury Obligations Fund, Goldman
Sachs-Financial Square Money Market Fund, Goldman
Sachs-Financial Square Tax-Free Money Market Fund,
Goldman Sachs-Financial Square Federal Fund and Goldman
Sachs-Financial Square Treasury Instruments Fund.


Capital Shares:
------------------
Goldman Sachs-Financial Square Prime Obligations Fund,
Goldman Sachs-Financial Square Government Fund, Goldman
Sachs-Financial Square Treasury Obligations Fund, Goldman
Sachs-Financial Square Money Market Fund, Goldman
Sachs-Financial Square Tax-Free Money Market Fund,
Goldman Sachs-Financial Square Federal Fund and
Goldman Sachs-Financial Square Treasury Instruments Fund.


Separate Account
Institutional Shares:
------------------------
Goldman Sachs U.S. Mortgages Fund and Goldman Sachs
Investment Grade Credit Fund.


R Shares:
------------
Goldman Sachs Strategic Growth Fund, Goldman Sachs
Mid Cap Value Fund, Goldman Sachs All Cap Growth
Fund, Goldman Sachs Retirement Strategy 2010 Portfolio,
Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman
Sachs Retirement Strategy 2020 Portfolio, Goldman
Sachs Retirement Strategy 2030 Portfolio, Goldman
Sachs Retirement Strategy 2040 Portfolio, Goldman
Sachs Retirement Strategy 2050 Portfolio, Goldman
Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund,
Goldman Sachs Concentrated Growth Fund, Goldman Sachs
Capital Growth Fund, Goldman Sachs Growth Opportunities
Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman
Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large
Cap Growth Fund, Goldman Sachs Structured Small Cap
Equity Fund, Goldman Sachs Structured Small Cap Value
Fund, Goldman Sachs Structured Small Cap Growth Fund,
Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman
Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Institutional Liquid Assets-Prime Obligations Portfolio and Goldman Sachs Absolute Return Tracker Fund.


IR Shares:
-------------
Goldman Sachs Strategic Growth Fund, Goldman Sachs All
Cap Growth Fund, Goldman Sachs Retirement Strategy 2010
Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio,
Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, Goldman Sachs Retirement Strategy 2050 Portfolio, Goldman Sachs Large Cap Value Fund, Goldman Sachs
Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth
Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Large
Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Value Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Strategic International
Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman
Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Core Plus Fixed Income
Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Institutional Liquid Assets-Prime Obligations Portfolio and Goldman Sachs Absolute Return
Tracker Fund.



-------------------------------   -------------------------------
Ashok N. Bakhru                   Richard P. Strubel
as Trustee and not individually   as Trustee and not individually



-------------------------------   -------------------------------
John P. Coblentz, Jr.             Alan A. Shuch
as Trustee and not individually   as Trustee and not individually


-------------------------------   -------------------------------
Patrick T. Harker                 Jessica Palmer
as Trustee and not individually   as Trustee and not individually



-------------------------------   -------------------------------
Diana M. Daniels                  James A. McNamara
as Trustee and not individually   as Trustee and not individually